UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2008

SeraCare Life Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33045	33-0056054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 Birch Street
Milford, Massachusetts	01757
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 244-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Slides for presentation by SeraCare Life Sciences, Inc. on June 25, 2008

Item 7.01 Regulation FD Disclosure
     On June 25, 2008, representatives of SeraCare Life Sciences, Inc. will make a presentation to various members of the financial and investment community, at which the slide presentation attached hereto as Exhibit 99.1 will be used.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description

99.1	Slides for presentation by SeraCare Life Sciences, Inc. on June 25, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeraCare Life Sciences, Inc.
Date: June 25, 2008	By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer, Treasurer and Secretary